                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 19, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-7141                   95-2760133
(State or other jurisdiction    (Commission file number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

Item 5.    Other Events

          The Company and its subsidiary, PS Group Holdings, Inc., have entered into an Agreement Regarding 1996 Annual Meeting dated as of May 19, 1996 with Joseph S. Pirinea (the "Meeting Agreement"), pursuant to which (among other things) Mr. Pirinea is to be nominated for election to a newly-created vacancy on the Company's Board of Directors at the 1996 Annual Meeting of Stockholders with the support of the Company's Board of Directors, he will (if elected) serve on a new Strategic Planning Committee of the Board, and he is withdrawing his previous nomination and his stockholder proposal. The full text of the Meeting Agreement is set forth as Exhibit 99.1 and is incorporated by reference. A copy of the press release announcing the execution of the Meeting Agreement is incorporated by reference from Annex C of Exhibit 99.1.

ITEM 7. (c)   EXHIBITS


Exhibit
Number        Description
-------       -----------

99.1          1996 Annual Meeting Agreement dated as of May 19, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PS GROUP, INC.
                                     (Registrant)

Date: May 20, 1996


                                      By:  /s/CHARLES E. RICKERSHAUSER, JR.
                                          --------------------------------
                                          Charles E. Rickershauser, Jr.,
                                          Chairman of the Board and Chief
                                          Executive Officer

                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                                                   Page
Number       Description                                                  Number
-------      -----------                                                  ------

99.1         1996 Annual Meeting Agreement dated as of May 19, 1996